Exhibit 10.1

[August 27, 2025]

Keystone Capital Partners, LLC

139 Fulton Street, Suite 412

New York, NY 10038

Telephone Number: (646) 349-0916

Email: fz@keystone-cp.com

Attention: Fredric G. Zaino

Re: Termination of Common Stock Purchase Agreement

Ladies and Gentlemen:

Reference is made to the Common Stock Purchase Agreement (the “Agreement”) dated January 29, 2025, by and between ProPhase Labs, Inc. (the “Company”) and Keystone Capital Partners, LLC (“Keystone”). Pursuant to Section 7.2, Other Termination, of the Agreement, the Company hereby provides written notice of termination.

The termination shall be effective on the first trading day following the settlement of any pending purchase notices that have not yet fully settled as of the date hereof, and in any event no earlier than one trading day following the date of this notice.

Please confirm your receipt of this notice.

Very truly yours,

PROPHASE LABS, INC.

By:	/s/
Name:	Ted Karkus
Title:	CEO

cc:	Pryor Cashman LLP
7 Times Square
New York, NY 10036
Attention: M. Ali Panjwani, Esq.